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                                  Exhibit 99.2


                            SECTION 906 CERTIFICATION


I, Carene S. Kunkler, Chief Executive Officer of Sight Resource Corporation (the "Company"), do hereby certify in accordance with 19 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      1. The Quarterly Report on Form 10-Q of the Company for the period ended September 28, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:  November 18, 2002


                                                  By: /S/  Carene S. Kunkler
                                                  -------  -----------------
                                                  Carene S. Kunkler
                                                  Chief Executive Officer